Exhibit 10.5

LOAN AGREEMENT

This Loan Agreement (hereinafter referred to as the “Loan Agreement”) is made on this 8th day of September 2016 by and between:

ZEMENIK TRADING LIMITED, a company incorporated in Cyprus with registered number 332806, registered office is at Dositheou, 42, Strovolos, 2028, Nicosia, Cyprus, duly represented by its Directors Katerina Iosif and Panagiota Stylianou , acting under the Articles of Association, and authorized to sign all documents on behalf of the Company, acting on the basis of the Articles of Association, (hereinafter referred to as the “Lender”)

and

HIGHWORLD INVESTMENTS LIMITED, a company incorporated in the British Virgin Islands (with registered number 1802016), whose registered office is at Trident Chambers, P.O. Box 146, Road Town, Tortola, BVI (hereinafter referred to as the “Borrower”), hereinafter together referred to as the “Parties”.

1.	THE LOAN

1.1     Amount of the Loan

In accordance with the provisions and terms of this Loan Agreement the Lender grants the Borrower the loan in a principal amount not exceeding RUR 142 295 081.97 (One hundred forty-two million two hundred ninety-five thousand eighty-one ruble 97 kopecks) (hereinafter referred to as the “Loan”) with the direct transfer in the amount of RUR 132 665 262.30 (one hundred thirty two million six hundred sixty-five thousand two hundred sixty-two rubles and 30 kopecks) to the following bank account:

NAME:	ELBRUS CAPITAL FUND II LP
ACCOUNT NUMBER:	357022213178
CURRENCY	Russian Ruble
ACCOUNT TYPE	CURRENT A/CS-FOREIGN

IBAN: CY03 0020 0195 0000 3570 2221 3178

SWIFT address (BIC code) of Bank of Cyprus Public Company Ltd is BCYPCY2N.

and the amount of RUR 9 629 819,67 (Nine million six hundred twenty-nine thousand eight hundred nineteen rubles 67 kopecks) to the following bank account:

NAME:	ELBRUS CAPITAL FUND II B, L.P.
ACCOUNT NUMBER:	357022213208
CURRENCY	Russian Ruble
ACCOUNT TYPE	CURRENT A/CS-FOREIGN

IBAN: CY66 0020 0195 0000 3570 2221 3208

SWIFT address (BIC code) of Bank of Cyprus Public Company Ltd: BCYPCY2N

1.2     Terms of the Loan

The Loan shall be advanced to the Borrower in one tranche at the Lender’s discretion within 15 (Fifteen) calendar days of the date of delivery of a drawdown request from the Borrower and shall be repaid by the Borrower in full or in part together with any accrued interest in accordance with the terms of this Loan Agreement.

The Loan shall be repaid to the following bank account of the Lender (or such other account as is notified in writing to the Borrower not later than 10 days before repayment is due):

Beneficiary: ZEMENIK TRADING LIMITED

Account Number: 3570 2219 3967

IBAN: CY41 0020 0195 0000 3570 2219 3967

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Bank: BANK OF CYPRUS PUBLIC LTD

Swift BIC: BCYPCY2N

RUB correspondent bank: JSC VTB BANK, MOSCOW

VORONTSOVSKAYA STR. 43,

109044 MOSCOW,

RUSSIA

A/C NO.: 30111810055550000153

SWIFT NO: VTBRRUMM XXX

BIK: 044525187

INN: 7702070139

KPP: 997950001

Correspondent account: 30101810700000000187

The term of the Loan is 11 months and it shall be repayable by the Borrower on the day falling 11 months after the date of this Agreement or earlier at any time at the Borrower’s discretion.

2.	REPRESENTATIONS

2.1     Borrower represents that:

•	it is a legal entity registered and carrying out activity in accordance with the laws of the British Virgin Islands in force;

•	all corporate procedures, statutory documents and permissions necessary required for the execution of this Agreement have been obtained and are effective, and this Agreement does not contradict the contractual limitations binding upon Borrower and its statutory documents; and

•	this Agreement constitutes effective legal obligations of Borrower.

2.2     Lender represents that:

•	it is a legal entity registered and carrying out activity in accordance with the laws of Republic of Cyprus in force;

•	all corporate procedures, statutory documents and permissions necessary required for the execution of this Agreement and the transactions contemplated herein have been obtained and are effective, and this Agreement does not contradict ant contractual limitations binding upon Lender and its statutory documents; and

•	this Agreement constitutes effective legal obligations of Lender.

3.	LOAN CONDITIONS. INTEREST

3.1.     The interest on the Loan accrues on a monthly basis in the amount of 8.225% (the “Interest Rate”) and shall be calculated using the formula provided in the clause 3.3. hereof.

3.2.     Borrower shall pay to Lender interest on the Loan at the moment of full repayment of the total Loan amount.

3.3.     Interest on the Loan Agreement shall be calculated using the following formula:

[The amount of the interest for a month]=[Outstanding Loan amount] X Interest Rate/365/366 days X [the amount of calendar days in the respective month]

3.4.     The interest on the Loan is not compounded.

3.5     In case of Borrower’s default on its obligations with respect to the Loan and/or interest payments, Lender has the right to charge the penalty to the defaulted amount in the amount of 0.025% (zero point zero two five per cent) per day of default. Payment of penalty shall not discharge Borrower from repayment of the Loan and/or interest thereon.

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4.	MISCELLANEOUS

4.1     Term of the Loan Agreement

The Loan Agreement comes into force on the date first written above.

4.2     Notifications

Any notice sent under this Loan Agreement shall be submitted in writing with observance of the appropriate procedures while delivered personally, by mail, telex or fax to the addresses of both of the required Parties as indicated above or at any other address that the Parties may notify the other Party.

4.3     Successors

The Parties may not transfer all or part of his rights or obligations under this Loan Agreement without preliminary written consent of the other Party.

4.4     Introduction of amendments

Any amendments to this Loan Agreement can only be introduced in the form of a written document duly signed by the authorised representatives of Borrower and the Lender. Any changes, suspensions or extension of the term of the Loan Agreement shall be made by additional agreement of the Parties.

4.5     Counterparts

This Agreement may be executed in any number of counterparts each of which when executed and delivered shall constitute a duplicate original, but all the counterparts shall together constitute the one agreement. No counterpart shall be effective until each party has executed and delivered at least one counterpart.

4.6     Applicable law and jurisdiction

The provisions of this Agreement shall be governed by the laws of England and Wales.

All disputes of the Lender with Borrower concerning the provisions of this Agreement, which cannot be settled by way of negotiations, shall be referred to and finally resolved by arbitration under the LCIA Rules, which Rules are deemed to be incorporated by reference into this clause. The number of arbitrators shall be one. The seat or legal place of arbitration shall be London. The language to be used in the arbitral proceedings shall be English. The Loan Agreement is prepared in English and Russian. In case of discrepancy between the English and Russian version, the English shall prevail.

IN WITNESS WHEREOF, the Parties acting through their authorised representatives have concluded and have signed this Loan Agreement on the specified day.

Duly executed by the Parties:

Director

For and on behalf of the Borrower

Mrs. / Katerina Iosif

Mr. / Panagiota Stylianou

For and on behalf of the Lender

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Additional Agreement to the Loan Agreement dated 8 September 2016

12 December 2017

ZEMENIK TRADING LIMITED, a company incorporated in Cyprus with registered number 332806, registered office is at Dositheou, 42, Strovolos, 2028, Nicosia, Cyprus, duly represented by its Directors Katerina Iosif and Panagiota Stylianou, acting under the Articles of Association (hereinafter referred to as the “Lender”), and

HIGHWORLD INVESTMENTS LIMITED, a company incorporated in British Virgin Islands with registered number 1802016, whose registered office is at Trident Chambers, P.O. Box 146, Road Town, Tortola, BVI (hereinafter referred to as the “Borrower”), hereinafter together referred to as the “Parties”, have entered into this additional agreement (the “Additional Agreement”) to the loan agreement dated 8 September 2016 between the Parties, as amended, supplemented or restated from time to time (the “Loan Agreement”) which is attached to this Additional Agreement in Annex 1 hereto and have agreed as follows.

1.	INTERPRETATION

Unless otherwise specifically defined herein, each capitalized term used herein shall have the meaning assigned to such term in the Loan Agreement. In the event of any conflict or inconsistency between the provisions of this Additional Agreement and the Loan Agreement with respect to the matters set forth herein, the provisions of this Additional Agreement shall prevail.

2.	AMENDMENTS

2.1  With effect from (and including) the Effective Date (as defined below), the Parties agree that the following new clause 3.6 shall be added to clause 3 (Loan agreement. Interest) of the Loan Agreement:

“Notwithstanding any other provisions of this Agreement, with effect from (and including) the Effective Date and ending and (including) 31 March 2018 (such 120 day period, the “Excluded Period”), no interest shall accrue on the Loan. After the expiry of the Excluded Period, interest shall continue to accrue on the outstanding amount of the Loan in accordance with this Agreement.”

3.	EFFECTIVE DATE

The Parties agree that the “Effective Date” shall be 1 December 2017.

4.	MISCELLANEOUS

4.1  Except as expressly amended hereby, all of the terms and provisions of the Loan Agreement shall remain in full force and effect.

4.2  The Parties agree that clause 4 (Miscellaneous) of the Loan Agreement shall apply mutatis mulandis to this Additional Agreement.

Signature page follows

IN WITNESS WHEREOF, the Parties acting through their authorized representatives have concluded and have signed this Additional Agreement on the specified day.

Duly executed by the Parties:

For and on behalf of the Borrower:

Signature:

Name:

Position:	Director

For and on behalf of the Lender:

Signature:

Name:	Katerina Iosif

Position:	Director

Signature:

Name:	Panagiota Stylianou

Position:	Director

ANNEX 1